                                                                     [LOGO]
                                                                   ADVANTUS
                                                            FAMILY OF FUNDS



                                         SEMI-ANNUAL REPORT TO SHAREHOLDERS
                                                      ADVANTUS VENTURE FUND



                                                           JANUARY 31, 1998

ADVANTUS VENTURE FUND
TABLE OF CONTENTS

PERFORMANCE UPDATE                            2

INVESTMENTS IN SECURITIES                     6

STATEMENT OF ASSETS AND LIABILITIES           8

STATEMENT OF OPERATIONS                       9

STATEMENTS OF CHANGES IN NET ASSETS          10

NOTES TO FINANCIAL STATEMENTS                11

SHAREHOLDER SERVICES                         15

LETTER FROM THE PRESIDENT                                                [PHOTO]

Dear Shareholders:

Throughout this reporting period, investors continued to experience a positive financial environment with moderate economic growth and low inflation. Low inflation expectations continued to provide a favorable backdrop for earnings growth. Productivity gains remained important in this environment. The inflation fears experienced in the first half of 1997 dissipated in the second half of 1997, largely due to the impact of the Asian currency crisis.

Negative economic events in Asia took on global implications during the fourth calendar quarter. The "Asian Flu" severely affected several Far Eastern currencies and stock markets, leaving a trail of bankruptcies, uncertainties, and fears in its wake. It is likely that the U.S. equity market may feel the effect of the Asian crisis for several months to come due to companies experiencing less-than-expected earnings, and tracing those results back to the fallout from the problems in Asia. We will keep you posted as to how the situation in Asia unfolds and how it may affect your Advantus Fund.

Broadly speaking, equity securities have demonstrated favorable results this reporting period. As of January 31, 1998, the Russell 2000 Value Index* rose by
8.2 percent since your last report (dated July 31, 1997). In this report the portfolio manager for the Advantus Venture Fund will share his insights about the Fund's performance during the reporting period.

As investors, we all enjoy following the stock market. We have seen the market change, sometimes significantly, because of actual events or because of mere perceptions in the markets. Keeping a long-range view of investing is important because it smoothes out market highs and lows. We believe that investors derive the greatest benefit by maintaining a long-range perspective on investing.

Thank you for investing with Advantus.

Sincerely,

       [SIGNATURE]
Robert E. Hunstad, President
Advantus Funds

 *The Russell 2000 Value Index contains stock from the Russell 2000 with low price to book ratios. The Russell 2000 are the 2,000 largest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks which represents approximately 98 percent of the U.S. market.

ADVANTUS VENTURE FUND
PERFORMANCE UPDATE

    [PHOTO]
MATHEW FINN, CFA
PORTFOLIO MANAGER
The Advantus Venture Fund is a mutual
fund designed for investors seeking
long-term accumulation of capital. The
Fund hopes to achieve its objective by
investing primarily in value common
stocks issued by small companies, defined in terms of market capitalization.
  - Dividends paid quarterly.
  - Capital gains distributions paid annually.
PERFORMANCE
For the six months ended January 31, 1998, the Advantus Venture Fund returned the following for each class of shares currently offered:

Class A..........................  8.8 percent*
Class B..........................  8.1 percent*
Class C..........................  8.2 percent*

The Russell 2000 Value Index** increased 8.2 percent over the same reporting period.

PORTFOLIO RECAP
The small cap market continues to soar as the Russell 2000 Value Index** sets new highs. A strong economy and low inflationary pressure are principally driving this strong market performance. This will not last forever, but it is impossible to precisely determine when the market will turn. For that reason, the Fund will remain diversified across sectors and industries and will stick to the discipline of finding undervalued companies with the potential to improve operating performance.

The Fund is currently under weighted in consumer cyclicals, health care and technology and over weighted in consumer staples, energy and capital goods. Over and under weights are driven by bottom-up stock selection. This means that we thoroughly research companies that we consider adding to the Fund. The opposite investment practice is called top down, which first considers broad economic factors--and sometimes economic predictions, that can, at times, unduly affect the investing environment--then the economy, and finally companies.

During this reporting period, the economic situation in Asia played a role in the Fund's performance. For example, one stock, DuPont Photomasks (semiconductor supplies), had substantial business in Asia. We reduced our position in this stock in anticipation of lower earnings.

Stock selection in the Energy, Finance, Technology and Basic Materials sectors contributed most significantly to positive relative performance versus the Russell 2000 Value Index.** However, Consumer Cyclical and Capital Goods stock selection hurt relative performance. The Fund was also negatively impacted by Brown Group's (shoe manufacturing and retailing) announcement of an earnings shortfall in their Brazilian operations.

                                                                ADVANTUS VENTURE
                                                                            FUND
                                                                JANUARY 31, 1998

OUTLOOK
During the first half of 1998, we expect that the market and the Fund will continue to be impacted by sentiment swings regarding economic activity and Asia-related economic issues. No segments of the market stand out as offering value and rapid improvement in operating performance. The holdings in the Fund represent investments in companies that are attractive, rather than sector bets.

At this time, no substantial changes are planned within the Fund's holdings. However, we will be watchful of buying opportunities as companies report earnings disappointments related to their Asian operations.
*Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge.
**The Russell 2000 Value Index contains stock from the Russell 2000 with low price to book ratios. The Russell 2000 are the 2,000 largest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks which represents approximately 98 percent of the U.S. market.

ADVANTUS VENTURE
FUND
JANUARY 31, 1998

TEN LARGEST STOCK HOLDINGS

                                              MARKET     % OF STOCK
COMPANY                           SHARES      VALUE       PORTFOLIO
-------------------------------  --------   ----------   -----------
Bay View Capital Corporation...   52,400    $1,598,200          4.5%
Journal Register Company.......   74,600     1,468,688          4.1%
Amerus Life Holdings...........   41,851     1,438,628          4.1%
Learning Company, Inc..........   89,900     1,393,450          3.9%
RLI Corporation................   27,200     1,348,100          3.8%
Wicor, Inc.....................   30,200     1,338,238          3.8%
Peoples Heritage Financial
  Group, Inc...................   29,400     1,264,200          3.6%
Sierra Pacific Resources.......   35,600     1,259,350          3.6%
Sovereign Bancorp
  Incorporated.................   66,960     1,247,130          3.5%
First Brands Corporation.......   44,900     1,243,169          3.5%
                                            ----------          ---
                                            $13,599,153        38.4%
                                            ----------          ---
                                            ----------          ---

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other
Assets/Liabilities                  5.50%
Energy                              1.90%
Transportation                      3.80%
Basic Materials                     6.30%
Technology                          6.90%
Consumer Staples                    7.50%
Utilities                          10.70%
Capital Goods                      10.80%
Consumer Cyclical                  10.90%
Financial                          35.70%

                                                                ADVANTUS VENTURE
                                                                            FUND
                                                                JANUARY 31, 1998

            COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000
                    INVESTMENT IN THE ADVANTUS VENTURE FUND,
               RUSSELL 2000 VALUE INDEX AND CONSUMER PRICE INDEX

On the following chart you can see how the total return for each of the three classes of shares of the Advantus Venture Fund compared to the Russell 2000 Value Index and the Consumer Price Index. The lines represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of each class of shares of the Advantus Venture Fund (January 31, 1997) through January 31, 1998.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE ANNUAL TOTAL
         RETURN:
Class A:
One year                        19.6%
Since inception (1/31/97)       19.6%
Class B:
One year                        19.7%
Since inception (1/31/97)       20.1%
Class C:
One year                        24.9%
Since inception (1/31/97)       24.8%
(Thousands)
                              Class A    Class B    Class C  Russell 2000 Value Index        CPI
1/31/97                       $10,000    $10,000    $10,000                   $10,000    $10,000
2/28/97                         9,290      9,774      9,774                    10,102     10,025
3/31/97                         9,244      9,727      9,732                     9,831     10,031
4/30/97                         9,366      9,845      9,840                     9,976     10,038
5/31/97                         9,965     10,475     10,470                    10,770     10,044
6/30/97                        10,573     11,100     11,095                    11,315     10,056
7/31/97                        10,995     11,533     11,538                    11,790     10,075
8/31/97                        11,276     11,819     11,813                    11,977     10,157
9/30/97                        11,907     12,767     12,758                    12,774     10,119
10/31/97                       12,189     12,403     12,404                    12,427     10,138
11/30/97                       11,851     12,521     12,522                    12,563     10,151
12/31/97                       11,973     12,922     12,266                    12,989     10,157
1/31/98                        11,966     12,015     12,486                    12,754     10,157

The preceding chart is useful because it provides you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. Sales charges pay for your financial professional's investment advice. Individuals cannot buy even an unmanaged index fund without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

ADVANTUS VENTURE FUND
INVESTMENTS IN SECURITIES

JANUARY 31, 1998

(UNAUDITED)

(Percentages of each investment category relate to total net assets.)

                                                                   MARKET
  SHARES                                                          VALUE(a)
----------                                                      -------------
COMMON STOCK (94.5%)
  BASIC MATERIALS (6.3%)
    Aluminum (2.2%)
    58,400   Century Aluminum Company.........................   $   824,900
                                                                -------------
    Chemicals (4.1%)
    33,900   A. Schulman, Inc.................................       822,075
    42,400   Quest Diagnostic, Inc. (b).......................       704,900
                                                                -------------
                                                                   1,526,975
                                                                -------------
  CAPITAL GOODS (10.8%)
    Manufacturing (5.1%)
    39,800   United Dominion Industries.......................     1,024,850
    47,700   Walter Industries Incorporated (b)...............       900,337
                                                                -------------
                                                                   1,925,187
                                                                -------------
    Metal Fabrication (5.7%)
    24,500   Gibraltar Steel Corporation (b)..................       511,437
    41,100   Shaw Group Incorporated (b)......................       901,631
    19,900   Triumph Group Incorporated (b)...................       741,275
                                                                -------------
                                                                   2,154,343
                                                                -------------
  CONSUMER CYCLICAL (10.9%)
    Auto (2.6%)
    59,600   Intermet Corporation.............................       990,850
                                                                -------------
    Publishing (3.9%)
    74,600   Journal Register Company (b).....................     1,468,688
                                                                -------------
    Retail (3.1%)
    38,100   Michaels Stores Incorporated (b).................     1,171,575
                                                                -------------
    Textiles (1.3%)
    43,600   Tropical Sportswear International (b)............       485,050
                                                                -------------

                                                                   MARKET
  SHARES                                                          VALUE(a)
----------                                                      -------------
  CONSUMER STAPLES (7.5%)
    Food (2.3%)
    18,800   Earthgrains Company..............................   $   864,800
                                                                -------------
    Food and Health (1.9%)
    28,100   International Multifoods Corporation.............       716,550
                                                                -------------
    Household Product (3.3%)
    44,900   First Brands Corporation.........................     1,243,169
                                                                -------------
  ENERGY (1.9%)
    Oil and Gas (1.9%)
    43,700   Tesoro Petroleum Corporation.....................       699,200
                                                                -------------
  FINANCIAL (35.7%)
    Banks (6.5%)
    36,000   Commercial Federal Corporation...................     1,170,000
    29,400   Peoples Heritage Financial Group, Inc............     1,264,200
                                                                -------------
                                                                   2,434,200
                                                                -------------
    Insurance (10.0%)
    24,600   Allied Group Incorporated (b)....................       676,500
    41,851   Amerus Life Holdings.............................     1,438,628
    11,900   Frontier Insurance Group, Inc....................       284,113
    27,200   RLI Corporation..................................     1,348,100
                                                                -------------
                                                                   3,747,341
                                                                -------------
    Real Estate Investment Trust (11.6%)
    12,500   Apartment Investment and Management Company......       464,063
    30,300   Glenborough Realty Trust, Inc....................       962,025
    14,548   Kilroy Realty....................................       414,618

                See accompanying notes to financial statements.

                                                           ADVANTUS VENTURE FUND
                                            INVESTMENTS IN SECURITIES--CONTINUED

                                                                   MARKET
  SHARES                                                          VALUE(a)
----------                                                      -------------
  FINANCIAL--CONTINUED
    23,100   Pacific Gulf Properties, Inc.....................   $   529,856
    13,600   Prentiss Properties Trust........................       370,600
    33,200   Storage Trust Realty.............................       856,975
    43,600   Sunstone Hotel Investors.........................       733,025
                                                                -------------
                                                                   4,331,162
                                                                -------------
    Savings and Loans (7.6%)
    52,400   Bay View Capital Corporation.....................     1,598,200
    66,960   Sovereign Bancorp Incorporated...................     1,247,130
                                                                -------------
                                                                   2,845,330
                                                                -------------
  TECHNOLOGY (6.9%)
    15,400   DuPont Photomasks Incorporated (b)...............       450,450
    89,900   Learning Company, Inc. (b).......................     1,393,450
    31,600   Photronics Incorporated (b)......................       726,800
                                                                -------------
                                                                   2,570,700
                                                                -------------

                                                                   MARKET
  SHARES                                                          VALUE(a)
----------                                                      -------------
  TRANSPORTATION (3.8%)
    Shipping (1.1%)
    14,500   Teekay Shipping Corporation (c)..................   $   428,656
                                                                -------------
    Trucking (2.7%)
    29,100   US Freightways Corporation.......................     1,018,500
                                                                -------------
  UTILITIES (10.7%)
    Electric Companies (5.4%)
    35,600   Sierra Pacific Resources.........................     1,259,350
    23,600   WPS Resources Corporation........................       761,100
                                                                -------------
                                                                   2,020,450
                                                                -------------
    Natural Gas (5.3%)
    21,200   Piedmont Natural Gas Company.....................       642,625
    30,200   Wicor, Inc.......................................     1,338,238
                                                                -------------
                                                                   1,980,863
                                                                -------------
Total common stock
(cost: $30,275,793)...........................................    35,448,489
                                                                -------------

PRINCIPAL
----------
SHORT-TERM SECURITIES (5.4%)
$1,925,000   US Treasury Bill.................................  5.141%  03/19/98     1,912,969
   120,000   US Treasury Bill.................................  5.131%  04/23/98       118,645
                                                                                  -------------
             Total short-term securities (cost: $2,031,330).....................     2,031,614
                                                                                  -------------
             Total investments in securities (cost: $32,307,123)(d).............   $37,480,103
                                                                                  -------------
                                                                                  -------------

Notes to Investments in Securities
----------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Fund held 1.1% of net assets in foreign securities as of January 31, 1998.
(d) At January 31, 1998 the cost of securities for federal income tax purposes was $32,325,903. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation..........  $6,005,449
Gross unrealized depreciation..........    (851,249)
                                         ----------
Net unrealized appreciation............  $5,154,200
                                         ----------
                                         ----------

ADVANTUS VENTURE FUND
STATEMENT OF ASSETS AND LIABILITIES
JANUARY 31, 1998
(UNAUDITED)

                                  ASSETS
Investments in securities, at value--see accompanying
 schedule for detailed listing (identified cost:
 $32,307,123)...............................................  $ 37,480,103
Cash in bank on demand deposit..............................        42,939
Receivable for Fund shares sold.............................        14,638
Dividends receivable........................................        28,264
Organizational costs........................................        71,569
                                                              ------------
    Total assets............................................    37,637,513
                                                              ------------
                               LIABILITIES
Payable for Fund shares redeemed............................        13,194
Payable to Adviser..........................................       117,584
                                                              ------------
    Total liabilities.......................................       130,778
                                                              ------------
Net assets applicable to outstanding capital stock..........  $ 37,506,735
                                                              ------------
                                                              ------------
Represented by:
  Capital stock--authorized 10 billion shares (Class A--2
   billion shares, Class B--2 billion shares, Class C--2
   billion shares and 4 billion shares unallocated) of $.01
   par value (note 1).......................................  $     31,133
  Additional paid-in capital................................    32,167,051
  Undistributed net investment income.......................        14,584
  Accumulated net realized gains from investments...........       120,987
  Unrealized appreciation on investments....................     5,172,980
                                                              ------------
    Total--representing net assets applicable to outstanding
     capital stock..........................................  $ 37,506,735
                                                              ------------
                                                              ------------
Net assets applicable to outstanding Class A Shares.........  $ 34,708,918
                                                              ------------
                                                              ------------
Net assets applicable to outstanding Class B Shares.........  $  2,438,885
                                                              ------------
                                                              ------------
Net assets applicable to outstanding Class C Shares.........  $    358,932
                                                              ------------
                                                              ------------
Shares outstanding and net asset value per share:
  Class A--Shares outstanding 2,880,046.....................  $      12.05
                                                              ------------
                                                              ------------
  Class B--Shares outstanding 203,396.......................  $      11.99
                                                              ------------
                                                              ------------
  Class C--Shares outstanding 29,854........................  $      12.02
                                                              ------------
                                                              ------------

                See accompanying notes to financial statements.

                                                           ADVANTUS VENTURE FUND
                                                         STATEMENT OF OPERATIONS
                                  PERIOD FROM AUGUST 1, 1997 TO JANUARY 31, 1998
                                                                     (UNAUDITED)

Investment income:
  Interest.........................................................................  $  44,450
  Dividends........................................................................    289,102
                                                                                     ---------
      Total investment income......................................................    333,552
                                                                                     ---------
Expenses (note 4):
  Investment advisory fee..........................................................    146,253
  Distribution fees--Class A.......................................................     51,742
  Distribution fees--Class B.......................................................      8,947
  Distribution fees--Class C.......................................................      1,395
  Administrative service fee.......................................................     21,600
  Amortization of organizational costs.............................................      8,946
  Custodian fees...................................................................      1,257
  Auditing and accounting services.................................................      4,500
  Legal fees.......................................................................      1,731
  Directors' fees..................................................................        292
  Registration fees................................................................     19,135
  Printing and shareholder reports.................................................     16,894
  Insurance........................................................................      3,109
  Other............................................................................      4,803
                                                                                     ---------
      Total expenses...............................................................    290,604
  Less fees and expenses waived or absorbed by Ascend:
    Class A distribution fees......................................................    (31,418)
                                                                                     ---------
      Total net expenses...........................................................    259,186
                                                                                     ---------
      Investment income--net.......................................................     74,366
                                                                                     ---------
Realized and unrealized gains on investments:
  Net realized gains on investments (note 3).......................................  1,432,801
  Net change in unrealized appreciation or depreciation on investments.............  1,312,993
                                                                                     ---------
      Net gains on investments.....................................................  2,745,794
                                                                                     ---------
Net increase in net assets resulting from operations...............................  $2,820,160
                                                                                     ---------
                                                                                     ---------

                See accompanying notes to financial statements.

ADVANTUS VENTURE FUND
STATEMENTS OF CHANGES IN NET ASSETS
PERIOD FROM AUGUST 1, 1997 TO JANUARY 31, 1998 AND PERIOD FROM SEPTEMBER 4, 1996, COMMENCEMENT OF OPERATIONS, TO JULY 31, 1997
(UNAUDITED)

                                                                  1998           1997
                                                              ------------   ------------
Operations:
  Investment income--net....................................  $     74,366   $    146,226
  Net realized gains on investments.........................     1,432,801        697,378
  Net change in unrealized appreciation or depreciation on
   investments..............................................     1,312,993      3,859,987
                                                              ------------   ------------
      Increase in net assets resulting from operations......     2,820,160      4,703,591
                                                              ------------   ------------
Distributions to shareholders from:
  Investment income--net:
    Class A.................................................      (116,641)      (105,109)
    Class B.................................................          (359)        (1,057)
    Class C.................................................            --           (734)
  Net realized gains on investments:
    Class A.................................................    (1,876,127)            --
    Class B.................................................      (116,012)            --
    Class C.................................................       (17,053)            --
                                                              ------------   ------------
      Total distributions...................................    (2,126,192)      (106,900)
                                                              ------------   ------------
Capital share transactions (notes 4 and 6):
  Proceeds from sales:
    Class A.................................................     3,819,017     26,193,599
    Class B.................................................     1,351,851        957,956
    Class C.................................................       197,297        157,336
  Proceeds from issuance of shares as a result of reinvested dividends:
    Class A.................................................       215,193          3,158
    Class B.................................................       115,953          1,057
    Class C.................................................        16,946            734
  Payments for redemption of shares:
    Class A.................................................      (708,330)       (21,538)
    Class B.................................................       (55,088)          (556)
    Class C.................................................       (28,509)            --
                                                              ------------   ------------
      Increase in net assets from capital share
       transactions.........................................     4,924,330     27,291,746
                                                              ------------   ------------
      Total increase in net assets..........................     5,618,298     31,888,437
Net assets at beginning of period...........................    31,888,437             --
                                                              ------------   ------------
Net assets at end of period (including undistributed net
 investment income of $14,584 and $48,272, respectively)....  $ 37,506,735   $ 31,888,437
                                                              ------------   ------------
                                                              ------------   ------------

                See accompanying notes to financial statements.

                                                           ADVANTUS VENTURE FUND
                                                   NOTES TO FINANCIAL STATEMENTS
                                                                JANUARY 31, 1998
                                                                     (UNAUDITED)

(1) ORGANIZATION
    Advantus Venture Fund, Inc. (the Fund) was incorporated on July 3, 1996. The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term appreciation of capital.

    The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than distribution fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

    On September 4, 1996, Advantus Capital Management, Inc. (Advantus Capital or the Adviser) purchased 5,000 Class A shares, 5,000 Class B shares and 5,000 Class C shares. Advantus Capital is a wholly-owned subsidiary of MIMLIC Asset Management Company (MIMLIC Management) which is a wholly-owned subsidiary of The Minnesota Mutual Life Insurance Company (Minnesota Mutual). Operations of the Fund did not formally commence until January 31, 1997 when the shares became effectively registered under the Securities Exchange Act of 1933. Prior to commencement of operations, Minnesota Mutual purchased 2,500,000 Class A shares for $25 million.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    The significant accounting policies followed by the Fund are summarized as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the period. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term securities are valued at market.

ADVANTUS VENTURE FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)
    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

    On the statement of assets and liabilities, as a result of permanent book-to-tax differences, a reclassification adjustment was made to increase undistributed net investment income and decrease additional paid-in capital by $8,946.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared and paid quarterly. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS
    For the period from August 1, 1997 to January 31, 1998, purchases of securities and proceeds from sales, other than temporary investments in short-term securities aggregated $14,731,326 and $12,812,855, respectively.

(4) EXPENSES AND RELATED PARTY TRANSACTIONS
    The Fund has an investment advisory agreement with Advantus Capital. Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. In addition, as part of the advisory fee, Advantus Capital pays the expenses of the Fund's transfer, dividend disbursing and redemption agent (Minnesota Mutual). The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .80 percent.

    The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain distribution expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays distribution fees to Ascend Financial Services, Inc. (Ascend), formerly known as MIMLIC Sales Corporation, the underwriter of the Fund and wholly-owned subsidiary of MIMLIC Management, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a fee up to .30 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C

                                                           ADVANTUS VENTURE FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

(4) EXPENSES AND RELATED PARTY TRANSACTIONS--(CONTINUED)
1.00 percent fee is comprised of a .75 percent distribution fee and a .25 percent service fee. Ascend is currently waiving that portion of Class A distribution fees which exceeds, as a percentage of average daily net assets,
 .15 percent. Ascend waived Class A distribution fees in the amount of $31,418 for the period ended January 31, 1998.

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, legal, auditing and accounting services, organizational costs and other miscellaneous expenses.

    The Fund pays an administrative services fee to Minnesota Mutual for accounting, auditing, legal and other administrative services which Minnesota Mutual provides. The administrative service fee is $3,600 per month.

    Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital.

    Sales charges received by Ascend for distributing the Fund's three classes of shares amounted to $110,905.

    As of January 31, 1998, Minnesota Mutual and subsidiaries and the directors and officers of the Fund as a whole own the following shares:

                                           NUMBER OF SHARES    PERCENTAGE OWNED
                                          ------------------  -------------------
Class A.................................        2,505,381              87.0%
Class B.................................            5,353               2.6%
Class C.................................            5,349              17.9%

    Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $1,731.

(5) ORGANIZATIONAL COSTS
    The Fund incurred organizational expenses in connection with the start-up and initial registration. These costs will be amortized over 60 months on a straight-line basis beginning with the commencement of operations. If any or all of the shares held by Advantus Capital, or any other holder, representing initial capital of the Fund are redeemed during the amortization period, the redemption proceeds will be reduced by the pro rata portion (based on the ratio that the number of initial shares redeemed bears to the total number of outstanding initial shares of the Fund at the date of redemption) of the unamortized organizational cost balance.

(6) CAPITAL SHARE TRANSACTIONS
    Transactions in shares for the periods from August 1, 1997 to January 31, 1998 and September 4, 1996 to July 31, 1997 were as follows:

                                                            CLASS A               CLASS B               CLASS C
                                                     ---------------------  --------------------  --------------------
                                                       1998        1997       1998       1997       1998       1997
                                                     ---------  ----------  ---------  ---------  ---------  ---------
Sold...............................................    307,485   2,614,604    108,426     89,705     15,907     14,856
Issued for reinvested distributions................     17,683         303      9,653        102      1,406         73
Redeemed...........................................    (58,156)     (1,873)    (4,470)       (20)    (2,388)        --
                                                     ---------  ----------  ---------  ---------  ---------  ---------
                                                       267,012   2,613,034    113,609     89,787     14,925     14,929
                                                     ---------  ----------  ---------  ---------  ---------  ---------
                                                     ---------  ----------  ---------  ---------  ---------  ---------

ADVANTUS VENTURE FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(7) FINANCIAL HIGHLIGHTS
    Per share data for a share of capital stock and selected information for the period from August 1, 1997 to January 31, 1998 and the period from January 31, 1997 (date of inception) to July 31, 1997 are as follows:

                                                 CLASS A                 CLASS B                 CLASS C
                                          ---------------------   ---------------------   ---------------------
                                            1998        1997        1998        1997        1998        1997
                                          ---------   ---------   ---------   ---------   ---------   ---------
Net asset value, beginning of period....   $ 11.73     $ 10.17     $ 11.71     $ 10.17     $ 11.71     $ 10.17
                                          ---------   ---------   ---------   ---------   ---------   ---------
Income from investment operations:
  Net investment income.................       .03         .05        (.02)        .01        (.02)        .01
  Net gains or losses on securities
   (both realized and unrealized).......       .99        1.55         .96        1.54         .99        1.54
                                          ---------   ---------   ---------   ---------   ---------   ---------
    Total from investment operations....      1.02        1.60         .94        1.55         .97        1.55
                                          ---------   ---------   ---------   ---------   ---------   ---------
Less distributions:
  Dividends from net investment
   income...............................      (.04)       (.04)         --        (.01)         --        (.01)
  Distributions from capital gains......      (.66)         --        (.66)         --        (.66)         --
                                          ---------   ---------   ---------   ---------   ---------   ---------
    Total distributions.................      (.70)       (.04)       (.66)       (.01)       (.66)       (.01)
                                          ---------   ---------   ---------   ---------   ---------   ---------
Net asset value, end of period..........   $ 12.05     $ 11.73     $ 11.99     $ 11.71     $ 12.02     $ 11.71
                                          ---------   ---------   ---------   ---------   ---------   ---------
                                          ---------   ---------   ---------   ---------   ---------   ---------
Total return (a)........................       8.8%       15.8%        8.1%       15.3%        8.2%       15.4%
Net assets, end of period (in
 thousands).............................   $34,709     $30,662      $2,439      $1,052        $359        $175
Ratio of expenses to average daily net
 assets (b)(c)..........................      1.36%       1.35%       2.24%       2.25%       2.24%       2.25%
Ratio of net investment income to
 average daily net assets (b)(c)........       .45%        .90%       (.35)%       .01%       (.35)%       .01%
Portfolio turnover rate (excluding
 short-term securities).................      36.0%       39.6%       36.0%       39.6%       36.0%       39.6%
Average commission rate on common stock
 transactions (d).......................   $ .0491     $ .0545     $ .0491     $ .0545     $ .0491     $ .0545

------------
(a) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
(b) Adjusted to an annual basis.
(c) The Fund's Distributor voluntarily waived $31,418 and $26,677 in expenses for the period from August 1, 1997 to January 31, 1998 and the period from January 31, 1997 to July 31, 1997, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.54% and 1.55%, respectively, and the ratio of net investment income to average daily net assets would have been .27% and .70%, respectively.
(d) Average commission rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of common stocks for the period by the total number of related shares purchased and sold.

                                                            SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that apply to a particular Fund.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make four exchanges or telephone transfers between the Funds each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange or transfer within the calendar year. Systematic Exchange Plans are exempt from this charge.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive checks at specified intervals from your fund account-subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE TRANSFER: You may transfer money from one Advantus account to any other Advantus account you own just by calling our toll free number. Sign up for telephone exchanges on the Advantus Application or complete the telephone authorization form.

SYSTEMATIC TRANSFER: If you have an Advantus Money Market account you may transfer a set amount of money to another Advantus Fund to diversify your investment portfolio and take advantage of dollar-cost averaging.

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Mutual insurance premiums out of your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge on Advantus's non-money market funds.

SPECIAL PURCHASE PLANS: Our special purchase plans enable you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets). One of these plans--The Automatic Investment Plan--allows you to invest automatically each month from your checking or savings account.

IRAS, OTHER QUALIFIED PLAN: You can use the Advantus Family of Funds for your Individual Retirement Account or other qualified plan including SEPS, SIMPLE, profit sharing, money purchase or defined benefit plans.

GROUP INVESTMENT PLAN: This plan provides employers and employees with a convenient means for investing in the funds through payroll deduction.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account. Amounts over $1,000 may be wire transferred to your personal bank account. The prevailing wire charge will be added to the withdrawal amount. Sign up for telephone redemption on the Advantus Application or complete a Service Request Form. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate (monthly statements for your Money Market account) and quarterly reports to help you track all of your investments in the Advantus Family of Funds, and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call (1-800-665-6005). Our voice response system is available from 7 a.m. to 3 a.m. Central Time Monday through Friday, and 8 a.m. to 5 p.m. on Saturday. This system allows you to access current net asset values and your account balances.

HOW TO INVEST

    You can invest in one or more of the ten Advantus Funds through your local registered representative of Ascend Financial Services, Inc. (formerly known as MIMLIC Sales Corporation), distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in.

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Systematic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

    Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management.

    Advantus Capital Management, Inc. manages twelve mutual funds containing $2.5 billion in assets in addition to $1.9 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 11 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund

Advantus Horizon Fund

Advantus Spectrum Fund

Advantus Enterprise Fund

Advantus Cornerstone Fund

Advantus Money Market Fund

Advantus Mortgage Securities Fund

Advantus International Balanced Fund

Advantus Venture Fund

Advantus Index 500 Fund

     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                        [ADVANTUS -TM- FAMILY OF FUNDS]
                        ASCEND FINANCIAL SERVICES, INC.,
                      SECURITIES DEALER, MEMBER NASD/SIPC
                            400 ROBERT STREET NORTH
                            ST. PAUL, MN 55101-2098
                                 1-800-AFS-1838
                                (1-800-237-1838)

ASCEND FINANCIAL SERVICES                               BULK RATE
400 ROBERT STREET NORTH                             U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                ST. PAUL, MN
                                                     PERMIT NO. 3547

ADDRESS SERVICE REQUESTED

F.52034 Rev. 3-1998